SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ______________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 25, 2002

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


        DELAWARE                    333-36234                   94-0905160
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

           1155 Battery Street
        San Francisco, California                                        94111
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 8, 2002, we announced the closing of six U.S. manufacturing plants. The closures will displace a total of approximately 3,300 employees. In addition, as a result of these closures, we expect to reduce the workforce by approximately 300 positions at our U.S. finishing facility. We concluded union negotiations relating to the closures on April 16, 2002. As a result of these actions and the previously announced closure of two plants in Scotland, we expect to record in the second quarter of 2002 a one-time pre-tax restructuring charge of approximately $155 million, which includes approximately $30 million of non-cash asset write-offs. The restructuring charge also includes costs related to items such as severance and out-placement services.

In addition to the restructuring charge, we will incur related expenses, such as pension enhancements, totaling approximately $55 million primarily over the next 12 to 18 months. We anticipate after tax cash costs of the restructuring charge and related expenses will be approximately $100 million, net of proceeds from asset sales.

We expect to realize annual pre-tax savings of approximately $100 million once the closures are complete. We anticipate that these savings will improve our competitiveness and enable us to invest more resources in product, marketing and retail initiatives.

For reference, our press release dated April 8, 2002 concerning the U.S. plant closures is filed as exhibit 99.

Statement Regarding Forward-Looking Disclosure:
This report includes forward-looking statements about restructuring charges and other expenses, the impact of plant closures on our competitiveness, costs and resources, our transition to contract manufacturing, workforce reduction and asset sales. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. When used in this report, the words "believe," "anticipate," "intend," "estimate," "expect," "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words.

These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to our supply chain executional performance; trade restrictions; political or financial instability in countries where our products are manufactured; and other risks detailed in our annual report on Form 10-K, registration statements and other filings with the Securities and Exchange Commission. Our actual results might differ materially from historical performance or current expectations. We do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.


ITEM 7.  EXHIBIT.

99        Press Release dated April 8, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 25, 2002
                                           LEVI STRAUSS & CO.


                                           By: /s/ William B. Chiasson
                                               _________________________________
                                               William B. Chiasson
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                     DESCRIPTION

     99                Press Release dated April 8, 2002